UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2020

SCWORX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of Principal Executive Offices)

(212) 739-7825

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	WORX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 10, 2020, Timothy A. Hannibal, our Interim CFO, was appointed President, Chief Operating Officer and a Director of SCWorx, Corp., a Delaware corporation (the “Company”).

On June 11, 2020, our Board of Directors appointed Mr. Hannibal, who then served as our Chief Revenue officer, to act as our Interim Chief Financial Officer.  In his new role as President and Chief Operating Officer, Mr. Hannibal will report to our Board of Directors and oversee the day to day operations of the Company, including our financial operations.

In connection with his appointment as President and COO, the Board of Directors awarded Mr. Hannibal 200,000 restricted stock units (“RSUs”) under the Company’s 2016 Amended and Restated Equity Incentive Plan. 100,000 of these RSUs vest ninety days after the grant date, and the remaining 100,000 vest in six equal quarterly installments, commencing February 7, 2020 and every 90 days thereafter, until fully vested. Any changes to Mr. Hannibal’s annual cash compensation are yet to be determined.

Mr. Hannibal is a seasoned technology executive and entrepreneur, with nearly 30 years’ experience in SaaS and cloud technology, driving revenue, go-to-market strategies, business development and mergers and acquisitions. Mr. Hannibal joined the Company in January 2019 and has since served as its Chief Revenue Officer and Interim CFO. Prior to joining the Company, Mr. Hannibal was an executive at Primrose Solutions (the predecessor to SCWorx) which he joined in September of 2016. At Primrose, Mr. Hannibal was responsible for overseeing marketing, sales and operations, including executing the Company’s business plan. Mr. Hannibal has a successful track record of growth and management at both startup and national companies.

Prior to joining Primrose, Mr. Hannibal was the President and CEO of VaultLogix for thirteen years, a company he founded. VaultLogix was a private equity sponsored leading SaaS company in the cloud backup industry before being acquired by J2 Global, a publicly traded technology company ($3.2b market cap) focused on cloud services and digital media.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2020

SCWorx Corp.

By:	/s/ Marc S. Schessel
Name:	Marc Schessel
Title:	Chief Executive Officer

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